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                                                                  EXHIBIT 10.65

When Recorded Return To:

Mortgages Ltd.
2833 North Third Street
Phoenix, Arizona  85004
Attention:  James J. Cordello

Loan No. 6869S4

                       DEED OF TRUST, ASSIGNMENT OF RENTS
                             AND SECURITY AGREEMENT

         THIS DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (as it may be amended and modified from time to time, the "Deed of Trust") is made as of June 25, 1996, by and among NEXTHEALTH, INC., a Delaware corporation, formerly SIERRA TUCSON COMPANIES, INC., a Delaware corporation ("Trustor"), whose mailing address is 16600 North Lago del Oro Parkway, Tucson, Arizona 85739, SCOTT M. COLES, a Real Estate Broker ("Trustee"), whose mailing address is 2833 North Third Street, Phoenix, Arizona 85004 and MORTGAGES LTD., an Arizona corporation, ("Beneficiary"), whose mailing address is 2833 North Third Street, Phoenix, Arizona 85004.

         FOR GOOD AND VALUABLE CONSIDERATION, including the indebtedness herein recited and the trust herein created, the receipt of which is hereby acknowledged, Trustor hereby irrevocably grants, transfers, conveys and assigns to Trustee, IN TRUST, WITH POWER OF SALE, for the benefit and security of Beneficiary, under and subject to the terms and conditions hereinafter set forth, that certain real property located in the County of Pima, State of Arizona, more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference ("Premises");

         TOGETHER WITH any and all buildings and other improvements now or hereafter erected on the Premises including, without limitation, fixtures, attachments, appliances, equipment, machinery, and other personal property attached to such buildings and other improvements ("Improvements"), all of which shall be deemed and construed to be a part of the real property;

         TOGETHER WITH all rents, issues, profits, damages, royalties, income and other benefits now or hereafter derived from the Premises and the Improvements (collectively "Rents"), subject to the terms and provisions of
Article II of this Deed of Trust with respect to all leases and subleases of the Premises or Improvements now or hereafter existing or entered into, or portions thereof, granted by Trustor, and further subject to the right, power and authority hereinafter given to Trustor to collect and apply such Rents;

         TOGETHER WITH all interests, estates or other claims, both in law and in equity, which Trustor now has or may hereafter acquire in the Premises or the Improvements;





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         TOGETHER WITH all easements, rights-of-way and other rights now owned or hereafter acquired by Trustor used in connection with the Premises or the Improvements or as a means of access thereto (including, without limitation, all rights pursuant to any trackage agreement and all rights to the nonexclusive use of common drive entries, and all tenements, hereditaments and appurtenances thereof and thereto) and all water and water rights and shares of stock evidencing the same.

         TOGETHER WITH all leasehold estate, right, title and interest of Trustor in and to all leases or subleases covering the Premises or the Improvements or any portion thereof now or hereafter existing or entered into, and all right, title and interest of Trustor thereunder including, without limitation, all rights of Trustor against guarantors thereof, all cash or security deposits, advance rentals, and deposits or payments of similar nature (collectively, "Leases");

         TOGETHER WITH all right, title and interest now owned or hereafter acquired by Trustor in and to any greater estate in the Premises or the Improvements;

         TOGETHER WITH all right, title, and interest of Trustor in (i) the property and interests in property described on Exhibit "B" attached hereto and incorporated herein by reference, (ii) all other personal property now or hereafter owned by Trustor, (iii) all other rights and interests of Trustor now or hereafter held in personal property that is now or hereafter located on or used in connection with the Premises or the Improvements, (iv) all personal property and rights and interests in personal property of similar type or kind hereafter acquired by Trustor, and (v) all proceeds thereof (such personal property and proceeds are referred to herein collectively as "Personal Property");

         TOGETHER WITH all right, title and interest of Trustor, now owned or hereafter acquired, in and to any land lying within the right-of-way of any street, open or proposed, adjoining the Premises, and any and all sidewalks, alleys and strips and gores of land adjacent to or used in connection with the Premises;

         TOGETHER WITH all the estate, interest, right, title, other claim or demand, both in law and in equity (including, without limitation, claims or demands with respect to the proceeds of insurance in effect with respect thereto) that Trustor now has or may hereafter acquire in the Premises, the Improvements, the Personal Property, or any other part of the Trust Estate (as defined below) and any and all awards made for the taking by eminent domain, or by any proceeding of purchase in lieu thereof, of the whole or any part of the Trust Estate (including, without limitation, any awards resulting from a change of grade of streets and awards for severance damages);

         TOGETHER WITH all proceeds of, and all unearned premiums due from all insurance policies covering the Trust Estate, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Trust Estate;




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         TOGETHER WITH all architectural and engineering drawings, plans and specifications; contractor, subcontractor, laborers, material and all other similar agreements; governmental applications, registrations, petitions, approval, permits, certificates, payments, tax credits and deposits and all other similar items, instruments and documents relating to the Trust Estate and/or the development thereof;

         TOGETHER WITH all other types and items of personal property and fixtures of every kind and nature whatsoever, including all goods, equipment, inventory, contract rights, documents, instruments, general intangibles, claims, chooses in action, chattel paper, mortgages, deposit accounts, and other accounts now and hereafter owned by Trustor and/or in which Trustor has, and hereafter has acquired, all rights, interests and title therein and thereto, all additions, enhancements, improvements and replacements thereof and all proceeds therefrom, relating to the Trust Estate; and

         TOGETHER WITH all proceeds of the foregoing (the entire estate, property, right, title and interest hereby conveyed to Trustee collectively and each of them "Trust Estate").

         Anything to the contrary notwithstanding the following shall be excluded from the Trust Estate:

         (a)      Motor vehicles.

         (b)      Telephones and telephone equipment.

         (c)      Computers and computer equipment.

         FOR THE PURPOSE OF SECURING (in such order of priority as Beneficiary may elect) the following (collectively "Obligations"):

         (a) payment of indebtedness in the total principal amount of Four Million Dollars ($4,000,000.00) ("Loan"), with interest thereon, evidenced by that certain Secured Promissory Note of even date herewith (as it may be amended, modified, extended, and renewed from time to time, the "Note") executed by Trustor or a third party Borrower ("Borrower");

         (b) payment of all sums advanced by Beneficiary to protect the Trust Estate, with interest thereon equal to twenty-four percent (24%) (which rate of interest is hereinafter referred to as the "Default Rate" or "Agreed Rate");

         (c) payment of all other sums, with interest thereon, that may hereafter be loaned to Trustor or Borrower, or its successors or assigns, by Beneficiary, or its successors or assigns when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust;




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         (d)      performance of every obligation of Trustor or Borrower
                  contained in the Loan Documents (as defined below);

         (e) performance of every obligation of Trustor or Borrower contained in any agreement, documents, or instrument now or hereafter executed by Trustor or Borrower reciting that the Obligations thereunder are secured by this Deed of Trust; and

         (f) for the benefit of Beneficiary, compliance with and performance of each and every provision of any declaration of covenants, conditions and restrictions, any maintenance, easement, and party wall agreement, or any other agreement, document, or instrument by which the Trust Estate is bound or may be affected.

         (g) all advances made and expenses incurred, including but not limited to all attorneys' fees to cure any senior or junior loans, trust deeds, mortgages, or other security instruments;

         (h) all advances made and expenses incurred, including but not limited to all attorneys' fees, to preserve, repair or maintain the Trust Estate or any interest therein; and

         (i) all late charges, prepayment penalties and all other similar items due under this Trust Deed, the Note and all other related agreements and instruments.

This Deed of Trust, the Note, and any other deeds of trust, mortgages, agreements, guaranties or other instruments given to evidence or further secure the payment and performance of any or all of the Obligations, as the foregoing may be amended, modified, extended, or renewed are herein collectively and each of them called ("Loan Documents").

         TRUSTOR HEREBY COVENANTS AND AGREES AS FOLLOWS:

                                    ARTICLE I
                       COVENANTS AND AGREEMENTS OF TRUSTOR

         1.01 Payment of Secured Obligations. Trustor shall pay when due each of the Obligations.

         1.02 Maintenance, Repair, Alterations. Trustor shall keep the Trust Estate in good condition and repair. Trustor shall not remove, demolish, or substantially alter any of the Improvements, except with the prior written consent of Beneficiary. Trustor shall complete promptly and in a good and workmanlike manner any Improvement that may be now or hereafter constructed on the Premises and promptly restore in like manner any Improvements that may be damaged or destroyed from any cause whatsoever and pay when due all claims for labor performed and materials furnished therefor. Trustor shall comply with all Requirements (as defined below) and shall not suffer to occur or exist any violation of any Requirement. Trustor shall not commit or




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permit any waste or deterioration of the Trust Estate, and, to the extent allowed by law, shall keep and maintain abutting grounds, sidewalks, roads, parking and landscape areas in good and neat order and repair. Trustor shall perform its Obligations under each Lease. "Requirement" and "Requirements" mean, respectively, each and all Obligations and Requirements now or hereafter in effect by which Trustor or the Trust Estate are bound or which are otherwise applicable to the Trust Estate, construction of any Improvements on the Trust Estate, or operation, occupancy or use of the Trust Estate (including, without limitation (i) such Obligations and Requirements imposed by common law or any law, statute, ordinance, regulation, or rule (federal, state, or local, and (ii) such Obligations and Requirements of, in, or in respect of (A) any consent, authorization, license, permit, or approval relating to the Trust Estate, (B) any condition, covenant, restriction, easement, or right-of-way reservation applicable to the Trust Estate, (C) any Lien or Encumbrance, (D) any other agreement, document, or instrument to which Trustor is a party or by which Trustor or the Trust Estate is bound or affected, and (E) any order, writ, judgment, injunction, decree, determination, or award of any arbitrator, other private adjudicator, court, government, or governmental authority (federal, state, or local) to which Trustor is a party or by which Trustor or the Trust Estate is bound or affected.

         1.03 Required Insurance. Trustor shall at all times provide, maintain and keep in force or cause to be provided, maintained and kept in force with respect to the Trust Estate, at no expense to Trustee or Beneficiary, policies of insurance in forms and amounts and issued by companies, associations or organizations reasonably satisfactory to Beneficiary covering such casualties, risks, perils, liabilities and other hazards as set forth below:

         (a) Insurance against loss or damage by fire, lightning and other casualties, with a uniform standard extended coverage endorsement, such insurance to be in an amount required to replace the largest single improvement on the property but not less than the sum of $6,000,000.00 if any, exclusive of footings, foundations, streets, sidewalks and underground installation as determined by a recognized appraiser or insurer selected by the Trustor and approved by Beneficiary.

         (b) During the course of any construction or repair of the Improvements, builder's risk completed value insurance against all risks of physical loss, including collapse and transit coverage, covering the total value of the work performed, plus equipment, supplies and materials.

         (c) Insurance, protecting the Trustor and Beneficiary against loss or losses from liability imposed by law or assumed in any written contract and arising from personal injury, including bodily injury or death, or a limit of liability of not less than $1,000,000 (combined single limit for personal injury, including bodily injury or death and property damage) and a blanket excess liability policy in an amount of not less than $5,000,000 protecting the Trustor and Beneficiary against any loss or liability or damage for personal injury, including bodily injury or death, or property damage (including, but not limited to, construction operations coverage if any construction of new improvements occurs following the recordation of this Deed of Trust).




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         (d) A policy or policies of flood insurance in the maximum amount of flood insurance available with respect to the Project under the Flood Disaster Protection Act of 1973, as amended. This requirement will be waived upon presentation of evidence satisfactory to Beneficiary that no improved portion of the site is located within an area identified by the U.S. Department of Housing and Urban Development as having special flood hazards.

         (e) If requested by Beneficiary, business interruption insurance in an amount sufficient to cover any loss of income from the Trust Estate in such amounts as are reasonably required by Beneficiary.

         (f) Such other policies of insurance as may from time to time be reasonably required by Beneficiary.

         All insurance required shall be procured and maintained in financially sound and generally recognized responsible insurance companies selected by Trustor required to procure the same and authorized to write such insurance in the State of Arizona. The company issuing the policies shall be rated "A" or better by A.M. Best Co., in Bests' Key Guide. All policies evidencing the insurance required shall contain a standard non-contributory mortgagee clause showing Beneficiary's interest as first mortgagee, shall provide for payment to Beneficiary of the net proceeds of insurance resulting from any claim for loss or damage thereunder, shall contain an inflation adjustment rider with respect to property insurance, and shall provide for at least thirty (30) days prior written notice of the cancellation or modification thereof to Beneficiary. All such policies of insurance, or certificates of insurance evidencing that such insurance is in full force and effect, shall be delivered to Beneficiary on or before the recordation of this Deed of Trust (together with proof of the payment of the premiums thereof). Trustor shall deliver to Beneficiary on or before the first business day of each calendar year thereafter a certificate dated not earlier than the immediately preceding month reciting that there is in full force and effect, with a term covering at least the next succeeding calendar year, insurance hereof of the types and in the amounts required. Prior to the expiration of each such policy, Trustor shall furnish Beneficiary with evidence that such policy has been renewed or replaced.

         1.04     Delivery of Policies, Payment of Premiums.

         (a) At Beneficiary's option all policies of insurance shall have attached thereto a lender's loss payable endorsement for the benefit of Beneficiary in form satisfactory to Beneficiary and shall name Beneficiary as an additional insured. Trustor shall furnish Beneficiary with certificates of insurance for each required policy setting forth the coverage, the limits of liability, the name of the carrier, the policy number and the period of coverage. If Beneficiary consents, Trustor may provide any of the required insurance through blanket policies carried by Trustor and covering more than one location, or by policies procured by a tenant or other party holding under Trustor; provided, however, all such policies shall meet the Requirements referred




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         to in Section 1.03. At least thirty (30) days prior to the expiration of each required policy, Trustor shall deliver the Beneficiary evidence reasonably satisfactory to Beneficiary of the payment of premium and the renewal or replacement of such policy continuing insurance in form as required by this Deed of Trust. All such policies shall contain a provision that, notwithstanding any contrary agreement between Trustor and insurance company, such policies will not be canceled, allowed to lapse without renewal, surrendered or materially amended, which term shall include any reduction in the scope or limits of coverage, without at least thirty (30) days' prior written notice to Beneficiary.

         (b) In the event Trustor fails to obtain, maintain, or deliver to Beneficiary the policies of insurance with respect to the Trust Estate required by this Deed of Trust, Beneficiary may, at Beneficiary's election, but without any obligation so to do, procure such insurance or single-interest insurance for such risks covering Beneficiary's interest, and Trustor will pay all premiums thereon promptly upon demand by Beneficiary, and until such payment is made by Trustor, the amount of all such premiums shall bear interest at the Agreed Rate. Upon the occurrence and during the continuation of an Event of Default and request by Beneficiary, Trustor shall deposit with Beneficiary in monthly installments, an amount equal to one-twelfth (1/12) of the estimated aggregate annual insurance premiums on all policies of insurance required by this Deed of Trust (funds deposited for this purpose are referred to as "Insurance Impounds"). In such event Trustor further agrees to cause all bills, statements, or other documents relating to the foregoing insurance premiums to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements, or other documents evidencing that a premium for a required policy is then payable, and provided there are sufficient Insurance Impounds, Beneficiary shall timely pay such amounts as may be due thereunder out of the Insurance Impounds. If at any time and for any reason the Insurance Impounds are or will be insufficient to pay such amounts as may be then or subsequently due, Beneficiary shall notify Trustor and Trustor shall immediately deposit an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of Insurance Impounds or to be obligated to pay any amounts in excess of the amount of the Insurance Impounds, nor shall anything contained herein modify the Obligation of Trustor set forth in Section 1.03 to obtain and maintain insurance. Beneficiary shall segregate Insurance Impounds and Trustor shall be entitled to interest thereon. Beneficiary may reserve for future payments of premiums such portion of Insurance Impounds as Beneficiary in its absolute and sole discretion deems proper. If Trustor fails to deposit with Beneficiary sums sufficient to pay fully such premiums at least thirty (30) days before delinquency thereof, Beneficiary may, at Beneficiary's election, but without any obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to Beneficiary upon demand with interest from the date advanced at the Agreed Rate.




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         1.05     Casualties; Insurance Proceeds.

         (a) Trustor shall give prompt written notice thereof to Beneficiary after the happening of any casualty to or in connection with the Trust Estate or any part thereof, whether or not covered by insurance. All proceeds of insurance shall be payable to Beneficiary, and Trustor hereby authorizes and directs any affected insurance company to make payment of such proceeds directly to Beneficiary. If Trustor receives any proceeds of insurance resulting from such casualty, Trustor shall promptly pay over such proceeds to Beneficiary.

         (b) (i) For purposes of this Section 1.05(b) the following term shall have the following meaning:

                  "Total Destruction" shall mean damage or destruction to fifty percent (50%), in the aggregate or more of the net usable area of the Improvements, which, in Beneficiary's reasonable judgment, is so extensive that any Improvements which were damaged or destroyed cannot be restored.

                  (ii) In the event of Total Destruction of the Improvements, Beneficiary shall have the absolute right, at its option, without prior demand or notice, to declare all sums secured hereby immediately due and payable. Beneficiary shall be entitled to apply all insurance proceeds to the payment required under this Section 1.05(b)(ii). Any proceeds remaining after such application shall be delivered to Trustor or the person or persons then legally entitled thereto.

         (c) In the event of damage or destruction to the Improvements which is not Total Destruction, Beneficiary shall have the right to apply all insurance proceeds to the indebtedness evidenced by the Note unless the following conditions are met:

                  (i) Trustor shall have delivered notice to Beneficiary of its intention to commence repairs and restoration within ten (10) business days (as defined in the Note) following (a) the settlement of any claim or claims under any insurance policies where the proceeds thereof are to be applied to the restoration or repair of the damaged Improvements and (b) expiration of the time periods in (iv) and (v) below;

                  (ii) No Event of Default hereunder or under any of the Loan Documents shall have occurred and be continuing and no event shall have occurred and be continuing which, with the giving of notice or the passage of time, or both, would give rise to an Event of Default hereunder or thereunder;




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                  (iii) All insurance proceeds shall have been deposited with
                  Beneficiary;

                  (iv) Within thirty (30) days after the deposit of such insurance proceeds with Beneficiary, Trustor shall have remitted to Beneficiary an amount necessary (as Beneficiary shall determine in its sole discretion), if any, to pay the difference between (A) the sum of (1) the cost of restoration and repair of and completion of the Improvements plus (2) all operating expenses of the Trust Estate until such time as the Trust Estate can generate sufficient income to pay such expenses, as determined by Beneficiary in its sole discretion, minus (B) the amount of insurance proceeds deposited with Beneficiary in respect of such damage and destruction;

                  (v) Within sixty (60) days following the settlement of any claim or claims under any insurance policies, Trustor shall have delivered to Beneficiary (A) a budget of all costs of reconstruction of the Improvements, (B) a construction schedule for the reconstruction of the Improvements and (C) a construction contract for such reconstruction work in form and content and with a contractor, reasonably acceptable to Beneficiary; and

                  (vi) Beneficiary and all applicable governmental authorities shall have approved the final plans and specifications for reconstruction of the Improvements.

                  In the event all of the foregoing conditions have been fulfilled, all proceeds so applied to the reconstruction of the Improvements shall be disbursed only as repairs or replacements are effected and as continuing expenses become due and payable. Should Beneficiary elect to restore and repair the Improvements although Trustor has failed to comply with the conditions set forth above, and the insurance proceeds are insufficient to restore and repair such damage to or destruction of the Improvements, Trustor shall pay to Beneficiary, within sixty (60) days of a demand by Beneficiary, an amount equal to the difference between (A) the sum of (1) the cost of restoration and repair of the Improvements, plus (2) all operating expenses of the Trust Estate until such time as the Trust Estate can generate sufficient income to pay such expenses, as determined by Beneficiary in its sole discretion, minus (B) the sum of the amount of the insurance proceeds available to Beneficiary for repair and restoration. All funds deposited with Beneficiary which are to be used for the restoration and repair of the Improvements shall be disbursed only as repairs or replacements are effected and as continuing expenses become due and payable.

         (d) All disbursements shall be subject to and comply with customary institutional construction draw procedures, including but not limited to certified and itemized draw requests executed by Trustor and the contractor; independent verification that the work for which payment is required has been completed in good workman-like manner and in accordance with the Law, and the approved plans, budget and time schedule and the other contract documents; and to the extent




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         obtainable, proof that governmental approval of such work, and mechanic liens releases and waivers have been obtained.

         (e) In the event Beneficiary elects to apply the insurance proceeds to the Obligations arising under the Loan Documents because Trustor has failed to comply with the conditions set forth above, Beneficiary shall not be obligated to make any further disbursements pursuant to the other Loan Documents and Beneficiary shall apply all insurance proceeds to the repayment of the outstanding balance of the Note, together with accrued interest, notwithstanding that the outstanding balance may not be due and payable. If such proceeds are not sufficient to repay the
         Note in full, Trustor shall immediately pay to Beneficiary an amount equal to such insufficiency. If there are insurance proceeds remaining after payment of the Note in full, such remaining proceeds shall be paid over the Persons legally entitled thereto.

         (f) After completion of restoration in accordance with the plans and specifications approved by Beneficiary and payment in full of all of the costs of restoration, as evidenced by a certificate to such effect signed by Trustor and verified by Trustor's architect, and after payment to Beneficiary of all reasonable costs and expenses incurred in connection with the collection of such proceeds (including reasonable adjusters' and attorneys' fees and disbursements and costs incurred by Beneficiary or its agents in inspecting any restoration and the plans and specification therefor), any remaining insurance proceeds shall be paid over to Trustor.

         (g) Except as expressly provided in Section 1.05(e), Trustor shall not be excused from repairing or maintaining the Trust Estate as provided in Section 1.02 hereof or restoring all damage or destruction to the Trust Estate, regardless of whether or not there are insurance proceeds available to Trustor or whether any such proceeds are sufficient in amount, and the application or release by Beneficiary of any insurance proceeds shall not cure or waive any default or notice of default under this Deed of Trust or invalidate any act done pursuant to such notice.

         1.06 Assignment of Policies Upon Foreclosure. In the event of foreclosure of this Deed of Trust as a mortgage, a sale under the power of sale, or any other transfer of title or assignment of the Trust Estate in extinguishment, in whole or in part, of the Obligations, all right, title and interest of Trustor in and to all policies of insurance required by Section 1.03 shall inure to the benefit of and pass to the successor in interest to Trustor or the purchaser or grantee of the Trust Estate, to the extent such policies are assignable pursuant to the terms thereof.

         1.07     Indemnification; Subrogation; Waiver of Offset.

         (a) If Beneficiary is made a party to any litigation concerning the Note, this Deed of Trust, any of the Loan Documents, the Trust Estate or any part thereof or interest therein, or the occupancy of the Trust Estate by Trustor, then Trustor shall




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         indemnify, defend and hold Beneficiary harmless for, from and against all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by Beneficiary as a result of any such litigation, whether or not any such litigation is prosecuted to judgment. Beneficiary may employ an attorney or attorneys to protect its rights hereunder, and in the event of such employment following any breach by Trustor, Trustor shall pay Beneficiary reasonable attorneys' fees and expenses incurred by Beneficiary, whether or not an action is actually commenced against Trustor by reason of its breach.

         (b) Trustor waives any and all right to claim or recover against Beneficiary, its successors and assigns, their directors, officers, employees, agents and representatives, for loss of or damage to Trustor, the Trust Estate, Trustor's property or the property of others under Trustor's control from any cause insured against or required to be insured against by this Deed of Trust.

         (c) All sums payable by Trustor pursuant to this Deed of Trust shall be paid without notice (except for such notice as may be expressly required hereunder or under the other Loan Documents), demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the Obligations and liabilities of Trustor hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of: (i) any damage to or destruction of or any condemnation or similar taking of the Trust Estate or any part thereof; (ii) any restriction or prevention of or interference by any Person (as defined below) with any use of the Trust Estate or any part thereof; (iii) any title defect or encumbrance or any eviction from the Premises or the Improvements or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to Beneficiary, or any action taken with respect to this Deed of Trust by any trustee or receiver of Beneficiary, or by any court, in any such proceeding; (v) any claim that Trustor has or might have against Beneficiary; (vi) any default or failure on the part of Beneficiary to perform or comply with any of the terms of the Loan Documents or of any other agreement with Trustor; or (vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not Trustor shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, Trustor waives all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any sum secured hereby and payable by Trustor. "Person" means any natural person, any unincorporated association, any corporation, any partnership, any joint venture, any trust, any other legal entity, or any governmental authority (federal, state, local or foreign).

         1.08   Impositions.

         (a) Trustor shall pay, or cause to be paid, prior to delinquency, all real property taxes and assessments, general and special, and all other taxes and assessments of any kind or nature whatsoever, (including, without limitation, non-governmental levies or assessments such as maintenance charges, levies, or charges resulting from covenants, conditions and restrictions affecting the Trust Estate) that are assessed or imposed upon the Trust Estate or become due and payable and that create, may create, or appear to create a lien upon the Trust Estate (the above are sometimes referred to herein individually as an "Imposition" and collectively as "Impositions"), provided, however, that if by law any Imposition is payable, or may at the option of the taxpayer be paid, in installments, Trustor may pay the same or cause it to be paid, together with any accrued interest on the unpaid balance of such Imposition, in installments as the same becomes due and before any fine, penalty, interest, or cost may be added thereto for the nonpayment of any such installment and interest.

         (b) If at any time after the date hereof there shall be assessed or imposed a fee, tax, or assessment on Beneficiary and measured by or based in whole or in part upon this Deed of Trust or the outstanding amount of the Obligations, then all such taxes, assessments or fees shall be deemed to be included within the term "Impositions" as defined in Section 1.08(a) and Trustor shall pay and discharge the same as herein provided with respect to the payment of Impositions. If Trustor fails to pay such Impositions prior to delinquency, Beneficiary may, at its option, declare all or part of the Obligations, immediately due and payable. If Trustor is prohibited by law from paying such Impositions, Beneficiary may, at its option, declare all or part of the Obligations due and payable on a date which is not less than six (6) months from the date such prohibition is imposed on Trustor.

         (c) Subject to the provisions of Section 1.08(d) and upon request by Beneficiary, Trustor shall deliver to Beneficiary within thirty (30) days after the date upon which any Imposition is due and payable by Trustor official receipts of the appropriate taxing authority, or other proof satisfactory to Beneficiary, evidencing the payment thereof.

         (d) Trustor shall have the right before any delinquency occurs to contest or object to the amount or validity of any Imposition by appropriate proceedings, but this shall not be deemed or construed in any way as relieving, modifying, or extending Trustor's covenant to pay any such Imposition at the time and in the manner provided in this
         Section 1.08, unless Trustor has given prior written notice to Beneficiary of Trustor's intent to so contest or object to an Imposition, and unless, in Beneficiary's absolute and sole discretion,
         (i) Trustor shall demonstrate to Beneficiary's satisfaction that the proceedings to be initiated by Trustor shall conclusively operate to prevent the sale of the Trust Estate or any part thereof or interest therein to satisfy such Imposition prior to final determination of such proceedings, (ii) Trustor shall furnish a good and sufficient bond or surety as requested by and satisfactory to Beneficiary, or (iii) Trustor shall demonstrate to Beneficiary's satisfaction that Trustor has provided a good and sufficient undertaking as may be required or permitted by law to accomplish a stay of any such sale.

         (e) Trustor shall pay to Beneficiary an initial cash deposit equal to the amount of four-twelfths (4/12ths) of the tax Impositions for the tax fiscal year 1996 and shall thereafter commencing July 28, 1996 continue to deposit with Beneficiary, in monthly installments, an amount equal to one-twelfth (1/12) of the sum of the annual Impositions reasonably estimated by Beneficiary, for the purpose of paying the installment of Impositions next due (funds deposited for this purpose are referred to as "Impositions Impounds"). In such event, Trustor further agrees to cause all bills, statements, or other documents relating to Impositions to be sent or mailed directly to Beneficiary. Upon receipt of such bills, statements, or other documents, and providing there are sufficient Impositions Impounds, Beneficiary shall timely pay such amounts as may be due thereunder out of the Impositions Impounds. If at any time and for any reason the Impositions Impounds are or will be insufficient to pay such amounts as may then or subsequently be due, Beneficiary may notify Trustor and upon such notice Trustor shall deposit immediately an amount equal to such deficiency with Beneficiary. Notwithstanding the foregoing, nothing contained herein shall cause Beneficiary to be deemed a trustee of Impositions Impounds or to be obligated to pay any amounts in excess of the amount of funds deposited with Beneficiary pursuant to this Section 1.08(e). Beneficiary may reserve for future payment of Impositions such portion of Impositions Impounds as Beneficiary may in its absolute and sole discretion deem proper. If Trustor fails to deposit with Beneficiary sums sufficient to fully pay such Impositions at least thirty (30) days before delinquency thereof, Beneficiary may, at Beneficiary's election, but without any Obligation so to do, advance any amounts required to make up the deficiency, which advances, if any, shall be secured hereby and shall be repayable to Beneficiary upon demand together with interest thereon at the Agreed Rate from the date of such advance, or at the option of Beneficiary the latter may, without making any advance whatever, apply any Impositions Impounds held by it upon any of the Obligations in such order as Beneficiary may determine, notwithstanding that such Obligations may not yet be due.

         (f) Trustor shall not initiate or suffer to occur or exist the joint assessment of any real and personal property included in the Trust Estate or any other procedure whereby the lien of real property taxes and the lien of personal property taxes shall be assessed, levied, or charged to the Trust Estate as a single lien.

         (g) Trustor shall provide Beneficiary, at Trustor's expense, a tax service contract for the life of the indebtedness secured hereby of a type and issued by a tax agency selected by Beneficiary.

         1.09 Utilities. Trustor shall pay when due all charges that are incurred by Trustor for the benefit of the Trust Estate or that may become a charge or lien against the Trust Estate for gas, electricity, water, sewer, or other services furnished to the Trust Estate.

         1.10 Actions Affecting Trust Estate. Trustor shall appear in and contest any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and shall pay all costs and expenses (including, without limitation, costs of evidence of title, litigation, and attorneys' fees) in any such action or proceeding in which Beneficiary or Trustee may appear.

         1.11 Actions By Trustee or Beneficiary. If Trustor fails to make any payment or to do any act as and in the manner provided in any of the Security Documents, Beneficiary and/or Trustee, each in its absolute and sole discretion, without Obligation so to do, without releasing Trustor from any Obligation, upon ten (10) days prior written notice, may make or do the same in such manner and to such extent as either may deem necessary or appropriate. In connection, therewith (without limiting their general powers, whether conferred herein, in another Loan Document or by law), Beneficiary and Trustee shall have and are hereby given the right, but not the Obligation, (a) to enter upon and take possession of the Trust Estate; (b) to make additions, alterations, repairs and improvements to the Trust Estate that they or either of them may consider necessary or appropriate to keep the Trust Estate in good condition and repair;
(c) to appear and participate in any action or proceeding affecting or which may affect the security hereof or the rights or powers of Beneficiary or Trustee;
(d) to pay, purchase, contest or compromise any Lien or Encumbrance (as defined below) or alleged Lien or Encumbrance whether superior or junior to this Deed of Trust; and (e) in exercising such powers, to pay necessary expenses (including, without limitation, expenses of employment of counsel or other necessary or desirable consultants). Trustor shall, immediately upon demand therefor by Beneficiary and Trustee or either of them, pay to Beneficiary and Trustee an amount equal to all respective costs and expenses incurred by them in connection with the exercise by either Beneficiary or Trustee or both of the foregoing rights (including, without limitation, costs of evidence of title, court costs, appraisals, surveys and receiver's, trustee's and attorneys' fees) together with interest thereon from the date of such expenditures at the Agreed Rate.

         1.12 Transfer of Trust Estate by Trustor. In order to induce Beneficiary to make the Loan, Trustor agrees that, in the event of any Transfer (as hereinafter defined), without the prior written consent of Beneficiary, Beneficiary shall have the absolute right, at its option, without prior demand or notice, to declare all sums secured hereby immediately due and payable. Consent to one such transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. Beneficiary may grant or deny such consent in its sole discretion and, if consent should be given, any such Transfer shall be subject to this Deed of Trust, and such transferee shall assume all Obligations hereunder and agree to be bound by all provisions contained herein. Such assumption shall not, however, release Trustor or any maker or guarantor (if any) of the Note from any liability thereunder without the prior written consent of Beneficiary. As used herein, "Transfer" shall mean:

         (i) any sale, transfer, conveyance, hypothecation, encumbrance, lease or vesting of the Trust Estate or any part thereof or interest therein to or in any Person, whether voluntary, involuntary, by operation of law, or otherwise;

         (ii)     Intentionally Omitted.

         (iii)    Intentionally Omitted

         (iv)     the execution of any agreements to do any of the foregoing.

except as may be permitted in Exhibit "C" (the "Permitted Exceptions"), if any be attached hereto or pursuant to a release right, if any, to be set forth in
Section 5.04.

         1.13     Eminent Domain.

         (a) In the event that any proceeding or action be commenced for the taking of the Trust Estate, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, condemnation or otherwise (hereinafter collectively referred to as a "Taking"), or if the same be taken or damaged by reason of any public improvement or Taking, or should Trustor receive any notice or other information regarding such Taking or damage, Trustor shall give prompt written notice thereof to Beneficiary. All compensation, awards, damages, rights of action and proceeds awarded to Trustor by reason of any such Taking or damage (the "Condemnation Proceeds") are hereby assigned to Beneficiary, and Trustor agrees to execute such further assignments of the Condemnation Proceeds as Beneficiary or Trustee may require. If Trustor receives any Condemnation Proceeds Trustor shall promptly pay over such proceeds to Beneficiary. Beneficiary is hereby authorized and empowered by Trustor, at Beneficiary's option and in Beneficiary's sole discretion, as attorney-in-fact for Trustor, to settle, adjust, or compromise any claim for loss or damage in connection with any Taking or proposed Taking and, without regard to the adequacy of its security, to commence, appear in and prosecute in its own name and/or on behalf of Trustor any such action or proceeding arising out of or relating to a Taking or proposed Taking.

         (b) (i) For purposes of this Section 1.13 the following term shall have the following meaning:

                 "Total Taking" shall mean a Taking of fifty percent (50%), in the aggregate, or more of the net usable area in the Improvements.

                 (ii) In the event of a Total Taking of the Improvements, Beneficiary shall have the absolute right, at its option, without prior demand or notice, to declare all sums secured hereby immediately due and payable. Beneficiary shall be entitled to apply all or any portion of the Condemnation Proceeds to the payment required under this Section 1.13(b)(ii).

         (c) In the event of a Taking which is not a Total Taking, prior to or within ten (10) days following expiration of the time periods in (iv) and (v) below, Beneficiary shall apply all Condemnation Proceeds to the indebtedness evidenced by the Note unless the following conditions are met:

                  (i) Trustor shall have delivered notice to Beneficiary of its intention to commence repairs and restoration within ten (10) Business Days following the settlement of any claim or claims in connection with any Taking where the Condemnation Proceeds thereof are to be applied to the restoration or repair of the damaged Improvements;

                  (ii) No Event of Default hereunder or under any of the Loan Documents shall have occurred and be continuing and no event shall have occurred and be continuing which, with the giving of notice or the passage of time, or both, would give rise to an Event of Default hereunder or thereunder;

                  (iii) All Condemnation Proceeds shall have been deposited with Beneficiary;

                  (iv) Within thirty (30) days after the deposit of such Condemnation Proceeds with Beneficiary, Trustor shall have remitted to Beneficiary an amount necessary (as Beneficiary shall determine in its sole discretion), if any, to pay the difference between (A) the sum of (1) the cost of restoration and repair of any affected Improvements and reconstruction of the Project plus (2) all operating expenses of the Trust Estate until such time as the Trust Estate can generate sufficient income to pay such expenses, as determined by Beneficiary in its sole discretion, minus (B) the sum of any undisbursed Loan Proceeds and the amount of such Condemnation Proceeds deposited with Beneficiary in respect of such Taking;

                  (v) Trustor shall have delivered to Beneficiary, (A) a budget of all costs of restoration and repair of the Project and any affected Improvements, (B) a construction schedule for the restoration and repair of the Improvements, and (C) a construction contract for such restoration and repair work in form and content, and with a contractor, reasonably acceptable to Beneficiary; and

                  (vi) Beneficiary and all applicable governmental authorities shall have approved the final plans and specifications for restoration and repair of the Improvements.

         In the event all of the foregoing conditions have been fulfilled, all Condemnation Proceeds so applied to the restoration and repair of the Improvements shall be disbursed only as repairs or replacements are effected and as continuing expenses become due and payable. Should Beneficiary elect to restore and repair the Improvements although Trustor has failed to comply with the conditions set forth above, and the Condemnation Proceeds are insufficient to restore and repair such damage to or destruction of the Improvements, Trustor shall pay to Beneficiary, within fifteen (15) days of a demand by Beneficiary, an amount equal to the difference between (A) the sum of (1) the cost of restoration and repair of the Improvements, plus (2) all operating expenses of the Trust Estate until such time as the Trust Estate can generate sufficient income to pay such expenses, as determined by Beneficiary in its sole discretion, minus (B) the amount of the Condemnation Proceeds available to Beneficiary for repair and restoration. All funds deposited with Beneficiary which are to be used for the restoration and repair of the Improvements shall be disbursed for such purposes only as repairs or replacements are effected and as continuing expenses become due and payable.

         (d) All disbursements shall be subject to and comply with customary institutional construction draw procedures, including but not limited to: certified and itemized draw requests executed by Trustor and the contractor; independent verification that the work for which payment is required has been completed in good workman-like manner and in accordance with the Law; and the approved plans, budget and time schedule and the other contract documents; to the extent obtainable, proof that governmental approval of such work, and mechanic liens releases and waivers have been obtained.

         (e) In the event Beneficiary elects to apply the Condemnation Proceeds to the Obligations arising under the Loan Documents because Trustor has failed to comply with the conditions set forth above, Beneficiary shall not be obligated to make any further disbursements pursuant to the other Loan Documents and Beneficiary shall apply all Condemnation Proceeds to the repayment of the outstanding balance of the Note, together with accrued interest, notwithstanding that the outstanding balance may not be due and payable. If such proceeds are not sufficient to repay the Note in full, Trustor shall immediately pay to Beneficiary an amount equal to such insufficiency. If there are Condemnation Proceeds remaining after repayment of the Note in full, such remaining Condemnation Proceeds shall be paid over to the Persons legally entitled thereto.

         (f) Except as expressly provided in this Section 1.13, Trustor shall not be excused from repairing or maintaining the Trust Estate as provided in Section 1.02 hereof or restoring all damage or destruction to the Trust Estate, regardless of whether or not there are Condemnation Proceeds available to Trustor or whether any such Condemnation Proceeds are sufficient in amount. Application or release of the Condemnation Proceeds as provided herein shall not cure or waive any default or notice of default hereunder or under any other Loan Document or invalidate any act done pursuant to such notice.

         (g) After completion of restoration, rebuilding and repair of the Improvements in accordance with the plans and specifications approved by Beneficiary and payment in full of all cost of such restoration, rebuilding and repair as evidenced by a certificate to such effect signed by Trustor and verified by Trustor's architect, and after payment to Beneficiary of all reasonable costs and expenses incurred in connection with the collection of the Condemnation Proceeds (including reasonable consultants' and attorneys' fees and disbursements and costs incurred by Beneficiary or its agents in inspecting any such restoration and the plans and specifications therefor), any remaining Condemnation Proceeds shall be paid over to Trustor.

         1.14 Additional Security. No other security now existing, or hereafter taken, to secure the Obligations secured hereby shall be impaired or affected by the execution of this Deed of Trust. All security for the Obligations from time to time shall be taken, considered and held as cumulative. Any Taking of additional security, execution of partial releases of the security, or any extension of the time of payment of, or modification of other terms of any of the Obligations shall not diminish the force, effect or lien of this Deed of Trust and shall not affect or impair the liability of any maker, guarantor, surety or endorser for the payment or performance of any of the Obligations. In the event Beneficiary at any time holds additional security for any of the Obligations, it may enforce the sale thereof or otherwise realize upon the same, at its option, either before, concurrently with, or after a sale or realization is made hereunder.

         1.15 Appointment of Successor Trustee. Beneficiary may, from time to time, by a written instrument executed and acknowledged by Beneficiary, mailed to Trustor and recorded in the county in which the Trust Estate is located and by otherwise complying with the provisions of applicable law, substitute a successor or successors to any Trustee named herein or acting hereunder, and such successor(s) shall, without conveyance from the Trustee predecessor, succeed to all title, estate, rights, powers and duties of such predecessor.

         1.16 Inspections. Beneficiary, and its agents, representatives officers, and employees, are authorized to enter at any reasonable time upon or in any part of the Trust Estate for the purpose of inspecting the same and for the purpose of performing any of the acts Beneficiary is authorized to perform hereunder or under the terms of any of the Loan Documents.

         1.17 Ownership and Liens and Encumbrances. Except as reflected in Exhibit "C", Trustor is, and as to any portion of the Trust Estate acquired hereafter will upon such acquisitions be, and shall remain the owner of the Trust Estate free and clear of any Liens and Encumbrances. Trustor shall not grant, shall not suffer to exist, and shall pay and promptly discharge, at Trustor's cost and expense, all Liens and Encumbrances and any claims thereof upon the Trust Estate, or any part thereof or interest therein. Trustor shall notify Beneficiary immediately in writing of any Lien or Encumbrance or claim thereof. Trustor shall have the right to contest in good faith the validity of any involuntary Lien or Encumbrance, provided Trustor shall first deposit with Beneficiary a bond or other security satisfactory to Beneficiary in such amount as Beneficiary shall reasonably require, but not more than one hundred fifty percent (150%) of the amount of the claim, and provided further that if Trustor loses such contest, Trustor shall thereafter diligently proceed to cause such Lien or Encumbrance to be removed and discharged. If Trustor shall fail to remove and discharge any Lien or Encumbrance or claim thereof, then, in addition to any other right or remedy of Beneficiary, Beneficiary may, after ten (10) days written notice, but shall not be obligated to, discharge the same, either by paying the amount claimed to be due, or by procuring the discharge of such Lien or Encumbrance by depositing in a court a bond for the amount claimed or otherwise giving security for such claim, or by procuring such discharge in such manner as is or may be prescribed by law. Trustor shall, immediately upon demand therefor by Beneficiary, pay to Beneficiary an amount equal to all costs and expenses incurred by Beneficiary in connection with the exercise by Beneficiary of the foregoing right to discharge any Lien or Encumbrance or claim thereof, together with interest thereon from the date of each such expenditure at the Agreed Rate. Such costs and expenses shall be secured by this Deed of Trust. "Lien or Encumbrance" and "Liens and Encumbrances" mean, respectively, each and all of the following in respect of the Trust Estate: leases, other rights to occupy or use, mortgages, deeds of trust, pledges, security agreements, assignments, assignments as security, conditional sales, title retention arrangements or agreements, conditions, covenants, and restrictions, and other charges, liens, encumbrances, or adverse interests, whether voluntarily or involuntarily created and regardless of whether prior or subordinate to any estate, right, title, or interest granted to Trustee or Beneficiary in this Deed of Trust, excluding from the foregoing the Permitted Exceptions.

         1.18 Trustee's Powers. At any time, or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed of Trust and without affecting the personal liability of any Person for payment of the Obligations or the effect of this Deed of Trust upon the remainder of said Trust Estate, Trustee may (a) reconvey any part of said Trust Estate, (b) consent in writing to the making of any map or plat thereof, (c) join in granting any easement thereon, or (d) join in any extension agreement or any agreement subordinating the lien or charge hereof.

         1.19 Beneficiary's Powers. Without affecting the liability of any Person liable for the payment of the Obligations herein mentioned, and without affecting the lien or charge of this Deed of Trust upon any portion of the Trust Estate not then or theretofore released as security for the Obligations, Beneficiary may, from time to time and without notice (a) release any person so liable, (b) extend the Obligations, (c) grant other indulgences, (d) release or reconvey, or cause to be released or reconveyed, at any time at Beneficiary's option any parcel, portion or all of the Trust Estate, (e) take or release any other or additional security or any guaranty for any Obligation herein mentioned, or (f) make compositions or other arrangements with debtors in relation thereto.

         1.20 Financial Statements. Trustor shall furnish in form and substance satisfactory to Beneficiary (a) within ninety (90) days after the end of each calendar year, a statement of income and expenses, relating to the Trust Estate for such calendar year; (b) within ninety (90) days after the end of each calendar year, financial statements for such year from Trustor; (c) within thirty (30) days after the end of each calendar year, a rent roll for the Trust Estate as of January 1 of the current year; and (d) such other financial information concerning the Trust Estate or Trustor as Beneficiary may reasonably require from time to time. Beneficiary or its designated agent shall have the right to inspect the books and records with respect to the Trust Estate at any time, upon reasonable notice to Trustor.

         1.21 Trade Names. At the request of Beneficiary from time to time, Trustor shall execute a certificate in form satisfactory to Beneficiary listing the trade names or fictitious business names under which Trustor intends to operate the Trust Estate or any business located thereon and representing and warranting that Trustor does business under no other trade names or fictitious business names with respect to the Trust Estate. Trustor shall immediately notify Beneficiary in writing of any change in said trade names or fictitious business names, and will, upon request of Beneficiary, execute any additional financing statements and other certificates necessary to reflect the change in trade names or fictitious business names.

         1.22 Leasehold. If a leasehold estate constitutes a portion of the Trust Estate, Trustor agrees not to amend, modify, extend, renew or terminate such leasehold estate, any interest therein, or the lease granting such leasehold estate, except for standard leasehold estates pursuant to Trustor's standard form of lease agreement. Consent to one amendment, modification, extension or renewal shall not be deemed to be a waiver of the right to require consent to other, future or successive amendments, modifications, extensions or renewals. Trustor agrees to perform all Obligations and agreements under said leasehold and shall not take any action or omit to take any action which would effect or permit the termination of said leasehold. Trustor agrees to promptly notify Beneficiary in writing with respect to any default or alleged default by any party thereto and to deliver to Beneficiary copies of all notices, demands, complaints or other communications received or given by Trustor with respect to any such default or alleged default. Beneficiary shall have the option to cure any such default and to perform any or all of Trustor's Obligations thereunder. All sums expended by Beneficiary in curing any such default shall be secured hereby and shall be immediately due and payable without demand or notice and shall bear interest from date of expenditure at the Agreed Rate.

         1.23 Management Agreement. The Trust Estate may be operated under a Management Agreement, provided such Management Agreement shall provide that it may be terminated on thirty (30) days prior written notice.

         1.24 Environmental Matters.

                  (a) Except as may be reflected in a Phase 1 Environmental Site Assessment prepared for National Bank of Arizona, 3101 N. Central Avenue, Phoenix, Arizona 85021 on May 10, 1996 under EEC Project 1754 by Environmental Consultants, Inc., 4625 E. Fort Lowell Road, Suite 200, Tucson, Arizona 85712-1126. Trustor represents and warrants that, to the best of its knowledge after due inquiry and investigation, the Trust Estate has not been used to generate, manufacture, refine, transport, treat, store, handle, dispose, release, transfer, produce, process or in any manner deal with (collectively and each of them "Release") any Hazardous Materials, and that no owner or prior owner of the Trust Estate or any tenant, subtenant, occupant, prior tenant, prior subtenant, prior occupant or person (collectively, "Occupant") has received any notice or advice from any governmental agency or any Occupant with regard to any Hazardous Materials on, from or affecting the Trust Estate. No owner or prior owner of the Trust Estate or any other Occupant has received any notice or advice from any governmental agency or any Occupant or any other Person with regard to any Hazardous Materials Released on, from or affecting the Trust Estate.

                  (b) Each Trustor covenants that (i) each Trustor shall keep the Trust Estate free and clear of all Hazardous Materials as required by Law; (ii) each Trustor shall not use the Trust Estate to Release any Hazardous Materials, and shall use its best efforts to prevent the Trust Estate from being used for any Release of any Hazardous Materials and (iii) each Trustor shall not use or cause, and shall use its best efforts not to permit or allow to be caused, the installation or placement of Hazardous Materials in or on the Trust Estate or a Release of any Hazardous Materials onto or about the Trust Estate or onto any other property, or suffer the presence of Hazardous Materials on or about the Trust Estate; (iv) each Trustor shall comply with, and use its best efforts to ensure compliance by all Occupants with, all applicable Laws with respect to all Hazardous Materials, and shall keep the Trust Estate free and clear of any liens imposed pursuant to such Laws; (v) in the event that any Trustor or any of its Representatives receives any notice or advice from any governmental agency or any Occupant or has any knowledge with regard to any Hazardous Materials on, from or affecting the Trust Estate, each Trustor shall immediately notify each Beneficiary and Trustee; and (vi) each Trustor shall promptly conduct, conclude and complete all investigations, studies, sampling, and testing, and all remedial, removal, and other actions necessary to clean up and remove all Hazardous Materials, on, from or affecting the Trust Estate in accordance with all applicable Laws.

                  (c) The term "Hazardous Materials" as used in this Deed of Trust shall include, without limitation, gasoline; petroleum products; explosives; radioactive materials; radon gas; hazardous materials; hazardous wastes; hazardous or toxic substances, polychlorinated biphenyls; asbestos or any material containing asbestos; or any other substance or material as may be defined as a hazardous, toxic or unsafe substance by any applicable Law, including but not limited to the Comprehensive Environmental Response Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1901, et seq., the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C.
         Section 7401 et seq.) and the Arizona Revised Statutes Section 49-201
         (16), and in the regulations adopted and publications promulgated pursuant thereto and which, when situated on or about the Trust Estate, could result in a violation of any such Laws.

                  (d) Trustor shall be solely responsible for, and shall indemnify, defend (with an attorney acceptable to each respective indemnitee), protect, reimburse, and hold harmless Beneficiary, its trustees; beneficiaries, directors, officers, employees, agents, other representatives, and each of their representatives, successors and assigns from and against, any loss, damage, cost, expense, liability and Release directly or indirectly arising out of or attributable to Hazardous Materials on, under or about the Trust Estate, including without limitation: (A) all foreseeable consequential damage; (B) the costs of any required or necessary repairs, cleanup or detoxification of the Trust Estate, and the preparation and implementation of any closure, remedial or other required plans; and (C) all reasonable costs and expenses incurred by Beneficiary in connection with clauses (A) and (B), including but not limited to reasonable attorneys' fees; provided, however, that the foregoing indemnity shall not apply to any loss, damage, cost, expense, or liability related to Hazardous Materials existing on, under, or about the Trust Estate prior to the date of Trustor ownership or use of the respective Trust Estate. Such indemnity obligations shall be due upon demand and not contingent upon any loss or damage.

                  (e) Without waiver of any rights or remedies or the assumption of any liability, including but not limited to disclosure and remediation, Beneficiary, or its Representatives, shall have the right to enter onto the Trust Estate to inspect the Premises and to perform any testing of the Trust Estate for the existence of Hazardous Materials and to determine compliance with all environmental Law. Any such inspection by Beneficiary shall not relieve Trustor of its Obligations to comply with any applicable environmental Laws

                  (f) If a separate Environmental Certification and Indemnity Agreement is given to Beneficiary in connection with the Loan, the separate Environmental Certification and Indemnity Agreement shall govern.

                                   ARTICLE II
                               ASSIGNMENT OF RENTS

         2.01 Assignment of Rents. Trustor hereby absolutely and irrevocably assigns and transfers to Beneficiary all the Rents of the Trust Estate, and hereby gives to and confers upon Beneficiary the right, power and authority to collect the Rents. Trustor irrevocably appoints Beneficiary its true and lawful attorney-in-fact, at the option of Beneficiary at any time and from time to time, to demand, receive and enforce payment, to give receipts, releases and satisfactions, and to sue, in the name of Trustor or Beneficiary, for all Rents and apply the same to the payment of the Obligations in such order as Beneficiary shall determine. Trustor hereby authorizes and directs the lessees, tenants and occupants to make all payments under the Leases directly to Beneficiary upon written demand by Beneficiary, without further consent of Trustor; provided, however, that Trustor shall have the right to collect such Rents (but not more than one (1) month in advance unless the written approval of Beneficiary is first obtained), and to retain and enjoy same, so long as an Event of Default shall not have occurred hereunder or under the other Loan Documents. The Assignment of the Rents of the Trust Estate in this Article II is intended to be an absolute assignment from Trustor to Beneficiary and not merely the passing of a security interest.

         2.02 Collection Upon an Event of Default. Upon the occurrence of an Event of Default, Beneficiary may, at any time without notice, either in person, by agent or by a receiver appointed by a court, and without regard to the adequacy of any security for the Obligations, enter upon and take possession of the Trust Estate, or any part thereof, and, with or without such entry or taking possession, in its own name sue for or otherwise collect the Rents (including, without limitation, those past due and unpaid) and apply the same, less costs and expenses of operation and collection (including, without limitation, attorneys' fees) upon payment of the Obligations in such order as Beneficiary may determine. The collection of such Rents, or the entering upon and taking possession of the Trust Estate, or the application of the Rents as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default. Trustor also hereby authorizes Beneficiary upon such entry, at its option, to take over and assume the management, operation and maintenance of the Trust Estate and to perform all acts Beneficiary in its sole discretion deems necessary and proper and to expend such sums out of Rents as may be needed in connection therewith, in the same manner and to the same extent as Trustor theretofore could do (including, without limitation, the right to enter into new leases, to cancel, surrender, alter or amend the terms of, and/or renew existing leases and/or to make concessions to tenants). Trustor hereby releases all claims of any kind or nature against Beneficiary arising out of such management, operation and maintenance, excepting the liability of Beneficiary to account as hereinafter set forth.

         2.03 Application of Rents. Upon such entry, Beneficiary shall, after payment of all property charges and expenses (including, without limitation, reasonable compensation to such managing agent as it may select and employ) and after the accumulation of a reserve to meet requisite amounts, credit the net amount of the Rents received by it to the Obligations, but the manner of the application of such net income and which items shall be credited shall be determined in the sole discretion of Beneficiary. Beneficiary shall not be accountable for more monies than it actually receives from the Trust Estate; nor shall it be liable for failure to collect Rents. Beneficiary shall make reasonable efforts to collect Rents, reserving, however, within its own absolute and sole discretion, the right to determine the method of collection and the extent to which enforcement of collection of Rents shall be prosecuted and Beneficiary's judgment shall be deemed conclusive and reasonable.

         2.04 Mortgagee in Possession. It is not the intention of the parties hereto that an entry by Beneficiary upon the Premises under the terms of this instrument shall make Beneficiary a party in possession in contemplation of the law, except at the option of Beneficiary.

         2.05 No Obligation to Perform. Nothing contained herein shall operate or be construed to obligate Beneficiary to perform any Obligations of Trustor under any Lease (including, without limitation, any Obligation arising out of any covenant of quiet enjoyment therein contained in the event the lessee under any such Lease shall have been joined as a party defendant in any action to foreclose and the estate of such lessee shall have been thereby terminated). Prior to actual entry into and taking possession of the Premises by Beneficiary, this assignment shall not operate to place upon Beneficiary any responsibility for the operation, control, care, management or repair of the Trust Estate or any portion thereof, and the execution of this assignment by Trustor shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Trust Estate is and shall be that of Trustor, prior to such actual entry and taking of possession.

         2.06 Permitted Leases. Notwithstanding the provisions of Section 1.12(i), Trustor may effect, modify and renew leases as may be necessary from time to time.

         2.07 Indemnity. Trustor hereby agrees to indemnify and hold harmless Beneficiary for, from and against any and all losses, liabilities, obligations, claims, demands, damages, penalties, judgments, costs, and expenses, including legal fees and expenses, howsoever and by whomsoever asserted, arising out of or in any way connected with this assignment; and all such losses, liabilities, obligations, claims, demands, damages, penalties, judgments, costs and expenses shall be deemed added to the indebtedness secured hereby and shall be secured by any and all other instruments securing said indebtedness.

         2.08 Separate Assignment. In the event a separate assignment of rents and leases is given to Beneficiary in connection with the Loan, then the separate assignment shall govern.

                                   ARTICLE III
                               SECURITY AGREEMENT

         3.01 Creation of Security Interest. Trustor hereby grants to Beneficiary, a security interest in and to all the Personal Property.

         3.02 Representations, Warranties and Covenants of Trustor.

Trustor hereby represents, warrants and covenants (which representations, warranties and covenants shall survive creation of any indebtedness of Trustor to Beneficiary and any extension of credit thereunder) as follows:

         (a) The Personal Property is not used or bought for personal, family or household purposes.

         (b) The tangible portion of the Personal Property will be kept on or at the Premises or Improvements and Trustor will not, without the prior written consent of Beneficiary, remove the Personal Property or any portion thereof therefrom except such portions or items of Personal Property which are consumed or worn out in ordinary usage, all of which shall be promptly replaced by Trustor with similar items of greater value.

         (c) At the request of Beneficiary, Trustor will join Beneficiary in executing one or more financing statements and fixture filings pursuant to the Uniform Commercial Code of Arizona as in effect in the State of Arizona (Arizona Revised Statutes ("A.R.S.") Sections 47-1101 through 47-1107, as amended from time to time ("Uniform Commercial Code of Arizona")), in form satisfactory to Beneficiary and will pay the cost of recording and filing the same in all public offices wherever recording or filing is deemed by Beneficiary to be necessary or desirable.

         (d) Trustor does not do business under any trade name except as previously disclosed in writing to Beneficiary or included in the UCC documents given pursuant hereto. Trustor will immediately notify Beneficiary in writing of any change in its place of business or the adoption or change of any trade name or fictitious business name, and will upon request of Beneficiary, execute any additional financing statements or other certificates necessary to reflect the adoption or change in trade name or fictitious business name.

         (e) Trustor shall immediately notify Beneficiary of any claim against the Personal Property adverse to the interest of Beneficiary therein.

         3.03 Use of Personal Property by Trustor. Until the occurrence of an Event of Default hereunder or under any other Loan Document, Trustor may have possession of the Personal Property and use it in any lawful manner not inconsistent with this Deed of Trust and not inconsistent with any policy of insurance thereon.

         3.04 Remedies Upon an Event of Default.

         (a) In addition to the remedies provided in Section 4.02 hereof, upon the occurrence of an Event of Default hereunder, Beneficiary may, at its option, do any one or more of the following:

                  (i) Either personally, or by means of a court appointed receiver, take possession of all or any of the Personal Property and exclude therefrom Trustor and all others claiming under Trustor, and thereafter hold, store, use, operate, manage, maintain and control, make repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Trustor with respect to the Personal Property or any part thereof. In the event Beneficiary demands, or attempts to take possession of the Personal Property in the exercise of any rights under this Deed of Trust, Trustor agrees to promptly turn over and deliver possession thereof to Beneficiary;

                  (ii) Without notice to or demand upon Trustor, make such payments and do such acts as Beneficiary may deem necessary to protect its security interest in the Personal Property (including, without limitation, paying, purchasing, contesting or compromising any Lien or Encumbrance, whether superior or inferior to such security interest) and in exercising any such powers or authority to pay all expenses (including, without limitation, litigations costs and reasonably attorney's fees) incurred in connection therewith;

                  (iii) Require Trustor from time to time to assemble the Personal Property, or any portion thereof, at a place designated by Beneficiary and reasonably convenient to both parties, and deliver promptly such Personal Property to Beneficiary, or an agent or representative designated by Beneficiary. Beneficiary, and its agents and representatives, shall have the right to enter upon any or all of Trustor's premises and property to exercise Beneficiary's rights hereunder;

                  (iv) Realize upon the Personal Property or any part thereof as herein provided or in any manner permitted by law and exercise any and all of the other rights and remedies conferred upon Beneficiary by this Deed of Trust, any other Loan Document, or by law, either concurrently or in such order as Beneficiary may determine;

                  (v) Sell or cause to be sold in such order as Beneficiary may determine, as a whole or in such parcels as Beneficiary may determine, the Personal Property and the remainder of the Trust Estate;

                  (vi) Sell, lease, or otherwise dispose of the Personal Property at public sale, upon terms and in such manner as Beneficiary may determine. Beneficiary may be a purchaser at any sale; and

                  (vii) Exercise any remedies of a secured party under the Uniform Commercial Code of Arizona or any other applicable law.

         (b) Unless the Personal Property is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Beneficiary shall give Trustor at least ten (10) days' prior written notice of the time and place of any public sale of the Personal Property or other intended disposition thereof to be made. Such notice may be mailed to Trustor at the address set forth in Section 5.05.

         (c) The proceeds of any sale under Section 3.04(a)(vi) shall be applied as follows:

                  (i) To the repayment of the reasonable costs and expenses of taking, holding, and preparing for the sale and the selling of the Personal Property (including, without limitation, costs of litigation and attorneys' fees) and the discharge of all Impositions, Liens and Encumbrances, and claims thereof, if any, on the Personal Property prior to the security interest granted herein (except any Impositions or Liens and Encumbrances subject to which such sale shall have been made);

                  (ii) To the payment of the Obligations in such order as Beneficiary shall determine; and

                  (iii) The surplus, if any, shall be paid to the Trustor or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

         Beneficiary shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Beneficiary from pursuing any further remedy that it may have. Any repossession or retaking or sale of the Personal Property pursuant to the terms hereof shall not operate to release Trustor until full payment of any deficiency has been made in cash.

         3.05 Security Agreement. This Deed of Trust constitutes and shall be deemed to be a "security agreement" for all purposes of the Uniform Commercial Code of Arizona and Beneficiary shall be entitled to all the rights and remedies of a "secured party" under such Uniform Commercial Code of Arizona.

                                   ARTICLE IV
                              REMEDIES UPON DEFAULT

         4.01 Events of Default Each of the following shall constitute an event of default ("Event of Default"):

         (a) Failure by Trustor to pay any monetary amount when due under any Loan Document and the expiration of any applicable cure period.

         (b) Failure by Trustor to perform any Obligation not involving the payment of money, or to comply with any other term or condition applicable to Trustor, under any Loan Document, and the expiration of thirty (30) days after written notice of such failure from Beneficiary to Trustor.

         (c) Any representation or warranty by Trustor in any Loan Document is materially false, incorrect, or misleading as of the date made.

         (d) The occurrence of any event (including, without limitation, a change in the financial condition, business, or operations of Trustor for any reason whatsoever) that materially and adversely affects the ability of Trustor to perform any of its Obligations under the Loan Documents.

         (e) Trustor (i) is unable or admits in writing Trustor's inability to pay Trustor's monetary Obligations as they become due, (ii) fails to pay in a timely manner any monetary Obligation, whether such Obligation be direct or contingent, to any Person in excess of Ten Thousand Dollars ($10,000.00), (iii) makes a general assignment for the benefit of creditors, or (iv) applies for, consents to, or acquiesces in, the appointment of a trustee, receiver, or other custodian for Trustor or the property of Trustor or any part thereof, or, in the absence of such application, consent, or acquiescence, a trustee, receiver, or other custodian is appointed for Trustor or the property of Trustor or any part thereof, and such appointment is not discharged within thirty (30) days.

         (f) Commencement of any case under the Bankruptcy Code, Title 11 of the United State Code, or commencement of any other bankruptcy arrangement, reorganization, receivership, custodianship, or similar proceeding under any federal, state, or foreign law by or against Trustor and with respect to any such case or proceeding that is involuntary, such case or proceeding is not dismissed with prejudice within sixty (60) days of the filing thereof.

         (g) Any litigation or proceeding is commenced before any arbitrator, other private adjudicator, court, government, or governmental authority (federal, state, local, or foreign) against or affecting Trustor or the property of Trustor or any part thereof and such litigation or proceeding is not defended diligently and in good faith by Trustor.

         (h) A final judgment or decree for monetary damages or a monetary fine or penalty (not subject to appeal or as to which the time for appeal has expired) is entered against Trustor by any arbitrator, other private adjudicator, court, government, or governmental authority (federal, state, local, or foreign), which together with the aggregate amount of all other such judgments and decrees against Trustor that remain unpaid or that have not been discharged or stayed, exceeds Twenty-Five Thousand Dollars ($25,000.00), is not paid and discharged or stayed within thirty (30) days after the entry thereof.

         (i) Commencement of any action or proceeding which seeks as one of its remedies the dissolution of Trustor.

         (j) All or any part of the property of Trustor is attached, levied upon, or otherwise seized by legal process, and such attachment, levy, or seizure is not quashed, stayed, or released within thirty (30) days of the date thereof.

         (k) The occurrence of any Transfer, unless prior to such Transfer the holder of the Note has delivered to Trustor the written consent of such holder to such Transfer.

         (l) The occurrence of any Event of Default, as such term is defined in any other Loan Document.

         4.02 Acceleration Upon Default; Additional Remedies. Upon the occurrence of an Event of Default, Beneficiary may, at its option, declare all or any part of the Obligations immediately due and payable without any presentment, demand, protest or notice of any kind. Thereafter Beneficiary may, in addition to the exercise of any or all of the remedies specified in Section 3.04:

         (a) Either in person or by agent, with or without bringing any action or proceeding, or by a receiver appointed by a court and without regard to the adequacy of its security, enter upon and take possession of the Trust Estate, or any part thereof, in its own name or in the name of trustee, and do any acts that it deems necessary or desirable to preserve the value, marketability or rentability of the Trust Estate, or any part thereof or interest therein, increase the income therefrom or protect the security hereof and, with or without taking possession of the Trust Estate, sue for or otherwise collect the Rents, or any part thereof, including, without limitation, those past due and unpaid, and apply the same, less costs and expenses of operation and collection (including, without limitation, attorneys' fees) upon the Obligations, all in such order as Beneficiary may determine. The entering upon and taking possession of the Trust Estate, the collection of such Rents and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done in response to such default or pursuant to such notice of default and, notwithstanding the continuance in possession of all or any portion of the Trust Estate or the collection, receipt and application of Rents, Trustee or Beneficiary shall be entitled to exercise every right provided for in any of the Loan Documents or by law upon occurrence of any Event of Default, including, without limitation, the right to exercise the power of sale;

         (b) Commence an action to foreclose the lien of this Deed of Trust as a mortgage, appoint a receiver, or specifically enforce any of the covenants hereof;

         (c) Exercise of the power of sale herein contained and deliver to Trustee a written statement of breach, notice of default and election to cause Trustor's interest in the Trust Estate to be sold; or

         (d) Exercise all other rights and remedies provided herein, in any Loan Document or other document or agreement now or hereafter securing or guarantying all or any portion of the Obligations, or by law, including, without limitation, the rights and remedies provided in A.R.S. Section 33-702.B.

         4.03 Exercise of Power of Sale. If Beneficiary elects to exercise the power of sale herein contained, Beneficiary shall notify Trustee and shall deposit with Trustee this Deed of Trust and the Note and such receipts and evidence of expenditures made and secured hereby as Trustee may require.

         (a) Upon receipt of such statement and notice from Beneficiary, Trustee shall cause to be recorded, published and delivered to Trustor such Notice of Sale as then required by law. Trustee shall, without demand on Trustor, after lapse of such time as may then be required by law and after recordation of such Notice of Sale and Notice of Sale having been given as required by law, sell the Trust Estate at the time and place of sale fixed by it in said Notice of Sale, either as a whole, or in separate lots or parcels or items as Trustee shall deem expedient, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States payable at the time of sale. Trustee shall deliver to such purchaser or purchasers thereof its good and sufficient deed or deeds conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any Person, including, without limitation, Trustor, Trustee or Beneficiary, may purchase at such sale and Trustor hereby covenants to warrant and defend the title of such purchaser or purchasers.

         (b) After deducting all costs, fees and expenses of Trustee and of this Trust, including, without limitation, Trustee's fees and reasonable attorneys' fees, and costs of evidence of title in connection with sale, Trustee shall apply the proceeds of sale in the following priority, to payment of: (i) first, all sums expended under the terms of the Loan Documents, not then repaid, with accrued interest at the Agreed Rate; (ii) second, all sums due under the Note; (iii) all other sums, then secured hereby; and (iv) the remainder, if any, to the Person or Persons legally entitled thereto or as provided in A.R.S.
         Section 33-812 or any similar or successor statute.

         (c) Subject to A.R.S. Section 33-810.B, Trustee may postpone sale of all or any portion of the Trust Estate by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale, and without further notice make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale.

         4.04 Personal Property. It is the express understanding and intent of the parties that as to any Personal Property interests subject to Chapter 9 of the Uniform Commercial Code of Arizona, Beneficiary, upon an Event of Default, may proceed under such Uniform Commercial Code of Arizona or may proceed as to both real and personal property interests in accordance with the provisions of this Deed of Trust and its rights and remedies in respect to real property, as specifically permitted under A.R.S. Section 47-9501.D, and treat both real and personal property interests as one parcel or package of security.

         4.05 Appointment of Receiver. Upon the occurrence of an Event of Default, Beneficiary, as a matter of right and without notice to Trustor or any one claiming under Trustor, and without regard to the then value of the Trust Estate or the interest of Trustor therein, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Trust Estate, and Trustor hereby irrevocably consents to such appointment and waives notice of any application therefor. Any such receiver or receivers shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of Beneficiary in case of entry as provided herein and shall continue as such and exercise all such powers until the later of the date of confirmation of sale of the Trust Estate or the date of expiration of any redemption period unless such receivership is sooner terminated.

         4.06 Remedies Not Exclusive. Trustee and Beneficiary, and each of them, shall be entitled to enforce payment and performance of any and all of the Obligations and to exercise all rights and powers under the Loan Documents and under the law now or hereafter in effect, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured or guaranteed. Neither the acceptance of this Deed of Trust nor its enforcement, whether by court action or pursuant to the power of sale or other rights herein contained, shall prejudice or in any manner affect Trustee's or Beneficiary's right to realize upon or enforce any other security or guaranty now or hereafter held by Trustee or Beneficiary, it being agreed that Trustee and Beneficiary, and each of them shall be entitled to enforce this Deed of Trust and any other security or any guaranty now or hereafter held by Beneficiary or Trustee in such order and manner as they or either or them may in their absolute discretion determine. No remedy herein conferred upon or reserved to Trustee or Beneficiary is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing under the law. Every power or remedy given by any of the Loan Documents or by law to Trustee or Beneficiary or to which either of them may be otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by Trustee or Beneficiary and, to the extent permitted by law, either of them may pursue inconsistent remedies.

         4.07 Request for Notice. Trustor hereby requests a copy of any notice of default and that any notice of sale hereunder be mailed to it at the address set forth in Section 5.05.

                                    ARTICLE V
                                  MISCELLANEOUS

         5.01 Change, Discharge, Termination, or Waiver. No provision of this Deed of Trust may be changed, discharged, terminated, or waived except in a writing signed by the party against whom enforcement of the change, discharge, termination, or waiver is sought. No failure on the part of Beneficiary to exercise and no delay by Beneficiary in exercising any right or remedy under the Loan Documents or under the law shall operate as a waiver thereof.

         5.02 Trustor Waiver of Rights. Trustor waives, to the extent permitted by law, (a) the benefit of all laws now existing or that may hereafter be enacted providing for any appraisement before sale of any portion of the Trust Estate, and (b) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the Obligations and marshaling in the event of foreclosure of the liens hereby created, and (c) all rights and remedies that Trustor may have or be able to assert by reason of the laws of the State of Arizona pertaining to the rights and remedies of sureties including, without limitation, A.R.S. Sections 12-1641 through 12-1646, and Arizona Rules of Civil Procedure 17(f).

         5.03 Statements by Trustor. Trustor shall, within ten (10) days after written notice thereof from Beneficiary, deliver to Beneficiary a written statement stating the unpaid principal of and interest on the Note and any other amounts secured by this Deed of Trust and stating whether any offset or defense exists against such principal and interest or such other amounts.

         5.04 Reconveyance by Trustee. Upon written request of Beneficiary stating that all Obligations have been satisfied in full, and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention and upon payment by Trustor of Trustee's fees, Trustee shall reconvey to Trustor, or to the person or persons legally entitled thereto, without warranty, any portion of the Trust Estate then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in any reconveyance may be described as "the person or persons legally entitled thereto."

         5.05 Notices. Except as otherwise required by law and to the extent any are required, all notices and demands shall be written, dated and served on all Parties at the addresses set forth herein or as may otherwise be directed in writing. Service shall be deemed made, if personally at the time of such service; if by certified mail, within seventy-two (72) hours after the deposit in the United States mail, if within the States of Arizona or California or within one hundred twenty (120) hours after deposited in the United States mail outside of the States of Arizona and California, provided postage is prepaid and is properly addressed; and if by telegraph, telefacsimile or other reputable nationally recognized common carrier service (such as Federal Express, DHL, UPS, etc.) at the time the machine or agency confirms delivery, provided that within two (2) days thereafter the original thereof shall have been sent by mail (as herein provided) to the party to whom such Notice was directed. Refusal of acceptance of any Notice served in accordance herewith shall not affect the service thereof as otherwise provided herein. Each Party hereto shall promptly give notice to each other Party of any change in address or number. If such notice is not served, the notifying party(s) shall be entitled to reply upon the address and numbers herein provided as last noticed.

                 To Beneficiary:     2833 North Third Street
                                     Phoenix, Arizona 85004

                 To Trustor:         16600 Lago del Oro Parkway
                                     Tucson, Arizona 85739

         5.06 Acceptance by Trustee. Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

         5.07 Captions and References. The headings at the beginning of each section of this Deed of Trust are solely for convenience and are not part of this Deed of Trust. Unless otherwise indicated, each reference in this Deed of Trust to a section or an exhibit is a reference to the respective section herein or exhibit hereto.

         5.08 Invalidity of Certain Provisions. If any provision of this Deed of Trust is unenforceable, the enforceability of the other provisions shall not be affected and they shall remain in full force and effect. If the lien of this Deed of Trust is invalid or unenforceable as to any part of the debt, or if the lien is invalid or unenforceable as to any part of the Trust Estate, the unsecured or partially secured portion of the debt shall be completely paid prior to the payment of the remaining and secured or partially secured portion of the debt, and all payments made on the debt, whether voluntary or under foreclosure or other enforcement action or procedure, shall be considered to have been first paid on and applied to the full payment of that portion of the debt which is not secured or fully secured by the lien of this Deed of Trust.

         5.09 Subrogation. To the extent that proceeds of the Note are used to pay any outstanding lien, charge or prior encumbrance against the Trust Estate, such proceeds have been or




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will be advanced by Beneficiary at Trustor's request and Beneficiary shall be subrogated to any and all rights and liens held by any owner or holder of such outstanding liens, charges and prior encumbrances, irrespective of whether said liens, charges or encumbrances are released.

         5.10 Attorneys' Fees. If any or all of the Obligations are not paid when due or if an Event of Default occurs, Trustor agrees to pay all costs of enforcement and collection and preparation therefor (including, without limitation, reasonable attorney's fees) whether or not any action or proceeding is brought (including, without limitation, all such costs incurred in connection with any bankruptcy, receivership, or other court proceedings (whether at the trial or appellate level)), together with interest thereon from the date of demand at the Agreed Rate.

         5.11 Governing Law. This Trust Deed shall be governed by and construed in accordance with the laws of the State of Arizona, without giving effect to conflict of laws principles, and shall wherever possible be given a reasonable, practical and workable interpretation so as to effect the general intentions of the Parties. Neither Party shall be entitled to any advantage due to another Party's preparation of this Trust Deed or any other related document or the other Party's representation. In the event this Trust Deed contains any clerical or similar errors, such as misspelled words, miscalculations, or proofreading, computer or printing errors, and upon knowledge thereof, each party agrees to give the other notice thereof and agrees to execute a correction therefor or, in lieu thereof, shall be deemed amended to correct such errors.

         5.12 Joint and Several Obligations. If this Deed of Trust is signed by more than one party as Trustor, all obligations of Trustor herein shall be the joint and several obligations of each party executing this Deed of Trust as Trustor.

         5.13 Number and Gender. In this Deed of Trust the singular shall include the plural and the masculine shall include the feminine and neuter gender and vice versa, if the context so requires.

         5.14 Counterparts. This document may be executed and acknowledged in counterparts, all of which executed and acknowledged counterparts shall together constitute a single document. Signature and acknowledgment pages may be detached from the counterparts and attached to a single copy of this document to form physically one document, which may be recorded.

         5.15 No Merger of Lease. If both the lessor's and lessee's estate under any lease or any portion thereof which constitutes a part of the Trust Estate shall at any time become vested in one owner, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by application of the doctrine of merger unless Beneficiary so elects as evidenced by recording a written declaration executed by Beneficiary so stating, and, unless and until Beneficiary so elects, Beneficiary shall continue to have and enjoy all of the rights and privileges of Beneficiary as to the separate estates. In addition, upon the foreclosure of the lien created by this Deed of Trust on the Trust Estate pursuant to the provisions hereof, any leases or subleases then existing and affecting all or any portion of the Trust Estate shall not be destroyed or terminated by application of the law of merger or as a matter of law or as a result of such foreclosure unless Beneficiary or any purchaser at such foreclosure sale shall so elect. No act by or on behalf of Beneficiary or any such purchaser




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shall constitute a termination of any lease or sublease unless Beneficiary or such purchaser shall give written notice thereof to such tenant or subtenant.

         5.16 Status of Title. Trustor represents and warrants that it is the lawful owner of the Trust Estate free and clear of all Liens and Encumbrances and holds a fee simple estate in the Premises and Improvements, subject only to the Permitted Exceptions and that Trustor has full right, power and authority to convey and mortgage the same and to execute this Deed of Trust.

         5.17 Integration. The Loan Documents contain the complete understanding and agreement of Trustor and Beneficiary and supersede all prior representations, warranties, agreements, arrangements, understandings, and negotiations.

         5.18 Binding Effect. The Loan Documents will be binding upon, and inure to the benefit of, Trustor, Trustee and Beneficiary and their respective successors and assigns. Trustor may not delegate its obligations under the Loan Documents.

         5.19 Time of the Essence. Time is of the essence with regard to each provision of the Loan Documents as to which time is a factor.

         5.20 Survival. The representations, warranties, and covenants of the Trustor and the Loan Documents shall survive the execution and delivery of the Loan Documents and the making of the Loan.

         5.21 Participations. Beneficiary shall have the right at any time to sell, assign, transfer, negotiate or grant participations in all or any part of the Loan or the Note to one or more participants. Trustor hereby acknowledges and agrees that any such disposition will give rise to a direct obligation of Trustor to each such participant.

         5.22 No Partnership, Fiduciary or Other Relationship. Nothing contained in this Trust Deed is meant to establish or shall be interpreted to mean that any relationship other than that of Beneficiary as the secured party and Trustor as the debtor, or that any Beneficiary has or owes any Trustor or any of its Representatives any fiduciary or other relationship or duty of trust or disclosure. Each Trustor hereby explicitly acknowledges and warrants to Beneficiary and each of their Representatives, that no partnership, joint venture, fiduciary, or any of similar relationship exists or is contemplated between the Parties.

         5.23 Waiver of Trial by Jury. Each Trustor hereby expressly waives any right to a trial by jury in any action or proceeding to enforce or defend any rights under this Trust Deed or under any amendment, instrument, document or agreement delivered (or which may in the future be delivered) in connection herewith or arising from this Trust Deed. Each Trustor agrees that any such action or proceeding shall be tried before the court and not before a jury.

         5.24 Authority. Each person executing this Trust Deed on behalf of a Party hereby represents and warrants to the other Parties that he/she has been duly authorized by and is entitled to execute this Trust Deed on behalf of such Party (and if requested to do so, the person executing this




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
Trust Deed shall provide a certified written authorization in support thereof) and that its respective Party has read, understood, and approved of all the provisions of this Trust Deed and the consequences thereof.

         IN WITNESS WHEREOF, Trustor has executed this Deed of Trust as of the day and year first above written.

                                 NEXTHEALTH, INC., a Delaware corporation formerly SIERRA TUCSON COMPANIES, INC., a Delaware corporation

                                 By:      ____________________________________
                                          WAYNE M. MORRISON
                                 Its:     Vice President/Chief Financial Officer


                                                                       "Trustor"

STATE  OF  ARIZONA              )
                                ) ss.
County of ______________________)

         The foregoing instrument was acknowledged before me this _____ day of June, 1996, by WAYNE M. MORRISON, the Vice President/Chief Financial Officer of NEXTHEALTH, INC., a Delaware corporation, formerly SIERRA TUCSON COMPANIES, INC., a Delaware corporation, on behalf of the Corporation.

                                                          ----------------------
                                                          Notary Public
My Commission Expires:

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